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                                  EXHIBIT 10.2

                          INTERACTIVE DATA CORPORATION

                          2000 LONG-TERM INCENTIVE PLAN

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                                 2001 AMENDMENT

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     Interactive Data Corporation (the "Company") hereby amends the Data
Broadcasting Corporation 2000 Long-Term Incentive Plan (the "Plan") as set forth below.

                                    * * * * *

     1. TITLE. The name of the Plan shall be changed, effective June 15, 2001, from "Data Broadcasting Corporation 2000 Long-Term Incentive Plan" to "Interactive Data Corporation 2000 Long-Term Incentive Plan."

                                    * * * * *

     2. FURTHER AMENDMENTS. Except as hereinabove specifically amended, all provisions of the Plan shall continue in full force and effect; provided, however, that the Company hereby reserves the power from time to time to further amend the Plan.

                                    * * * * *

     IN WITNESS WHEREOF, the Company has caused this 2001 Amendment to be executed in its name and on its behalf this 22nd day of May, 2002.


                                       INTERACTIVE DATA CORPORATION

                                       By: /s/ Andrea H. Loew
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                                       Name: Andrea H. Loew
                                       Title: Vice President and General Counsel